UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Alaunos Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! ALAUNOS THERAPEUTICS, INC. 2025 Annual Meeting Vote by July 2, 2025 11:59 PM ET ALAUNOS THERAPEUTICS, INC. ATTN: SECRETARY 2617 BISSONNET, SUITE 225 HOUSTON, TX 77005 V75375-P34532 You invested in ALAUNOS THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 3, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 19, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 3, 2025 9:00 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TCRT2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect each of the four nominees for director named in the accompanying proxy statement (the “proxy statement”) to hold office until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified or, if sooner, until his earlier death, resignation or removal (“Proposal 1”); Nominees: For 01) Dale Curtis Hogue, Jr. 02) Robert W. Postma 03) Jaime Vieser 04) Holger Weis 2. To ratify the selection of Cherry Bekaert LLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 by the audit committee of the board of directors of the Company For (the “Board”) (“Proposal 2”); 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the For proxy statement (“Proposal 3”); 4. To approve the amendment and restatement of the Company’s amended and restated certificate of incorporation, as amended (our “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par For value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-20, inclusive (“Proposal 4”); 5. To approve the Certificate of Amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the number of shares of common stock authorized For for issuance thereunder from 5,000,000 shares to 50,000,000 shares (“Proposal 5”); 6. To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares that the For Company may issue under the Plan from 130,745 shares to 1,130,745 shares (“Proposal 6”); and 7. To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the For approval of the Proposals in the proxy statement (“Proposal 7”). 8. To transact any other business as may properly come before the Annual Meeting or any adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V75376-P34532